UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2016
ALTEGRIS WINTON FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1496732
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS ADVISORS, L.L.C.
1200 Prospect Street Suite 400
La Jolla, California 92037
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 459-7040
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective February 29, 2016, Jon Sundt stepped down from his role as Chairman of Altegris Advisors, L.L.C., the general partner of the Partnership (“General Partner”). Managers of the General Partner now consist of Jack L. Rivkin, Matthew C. Osborne and Ken I. McGuire.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2016
ALTEGRIS WINTON FUTURES FUND, L.P.

By:	ALTEGRIS ADVISORS, L.L.C., its general partner

By:	/s/ Kenneth McGuire
	Name:	Kenneth McGuire
	Title:	President and COO